Exhibit 10.3.4
THIRD AMENDMENT
TO THE
TELEFLEX 401(K) SAVINGS PLAN

Background Information

A.Teleflex Incorporated (the “Company”) maintains the Teleflex 401(k) Savings Plan (the “Plan”) for the benefit of its eligible employees and the eligible employees of its affiliated entities that have elected to participate in the Plan and their beneficiaries.

B.The Company also sponsored the Teleflex Incorporated Retirement Income Plan (the “TRIP”) for the benefit of its eligible employees and the eligible employees of its affiliated entities that had elected to participate in the Plan and their beneficiaries.

C.The Company terminated the TRIP effective as of August 1, 2023.

D.The TRIP has assets remaining after satisfying all liabilities to participants and beneficiaries upon its termination (the “Surplus Assets”).

E.The Plan satisfies the requirements in Section 4980(d) of the Internal Revenue Code of 1986, as amended (the “Code”), to be a “qualified replacement plan.”

F.In accordance with its delegated authority, the Teleflex Incorporated Financial Benefit Plans Committee authorized the transfer of 100% of the Surplus Assets to the Plan.

G.The Teleflex Incorporated Benefits Policy Committee (the “BPC”) has been authorized pursuant to Section 13.02 of the Plan to amend the Plan in accordance with its charter and bylaws.

H.In accordance with its delegated authority, the BPC amended the Plan to: (i) provide for and accept the transfer of the Surplus Assets from the TRIP into a designated suspense account under the Plan’s trust fund and to designate the Plan as a “qualified replacement plan” as defined in Code Section 4980(d); and (ii) provide the method of allocating the Surplus Assets according to the requirements of Code Section 4980(d)(2)(C), including adding a new profit sharing allocation formula for the 2024 plan year and modifying the safe harbor contributions for plan years beginning on and after January 1, 2025;

I.The Company now desires to amend the Plan to reflect the amendments adopted by the BPC set forth above and to amend the Plan to: (i) clarify the method for allocating forfeitures; (ii) reflect the grant to each person who was an active employee of Palette Life Sciences AB (“Palette”) immediately prior to January 1, 2024, full credit for the individual’s most recent continuous period of service with Palette for purposes of eligibility and vesting under the Plan; (iii) reflect the current list of Participating Employers in the Plan effective as of January 1, 2024; and (iv) reflect additional changes in law applicable to the Plan under the SECURE 2.0 Act of 2022.

J.The Company’s Corporate Vice President and Chief Human Resources Officer has been authorized pursuant to Section 13.02 of the Plan to amend the Plan in accordance with the authority delegated to him and to sign any amendment approved by the BPC.

Third Amendment to the Plan

The Plan is hereby amended as follows, effective as of the dates set forth below:

1.Section 1.58 of the Plan, “Required Beginning Date,” is hereby amended in its entirety to read as follows, effective as of January 1, 2023:

“Section 1.58 Required Beginning Date. The April 1 of the calendar year immediately following the later of:

A.    The calendar year in which the Participant reaches age 73 (age 70½ for Participants born before July 1, 1949 or age 72 for Participants born after June 30, 1949 and before January 1, 1951); or

B. The calendar year in which the Participant has a Severance from Employment; provided, that this Section 1.58.B. shall not apply in the case of a Participant who is a Five-Percent Owner with respect to the Plan Year ending with the calendar year in which the Participant attains age 73 (age 70½ for Participants born before July 1, 1949 or age 72 for Participants born after June 30, 1949 and before January 1, 1951).

Other provisions in the Plan that reference the Required Beginning Date or age 70½ shall refer to the foregoing definition or to age 73 (for Participants born on or after January 1, 1951), 72 (for Participants who born between July 1, 1949 and December 31, 1950), and 70½ (for Participants born before July 1, 1949), as applicable, effective as of January 1, 2023.”

2.    Subsection C. of Section 2.01 of the Plan, “Eligibility and Participation,” is hereby amended in its entirety to read as follows (with any revision shown in italics), effective as of January 1, 2024:

“C.    Eligibility — Special Rules with Respect to Acquired Entities. Each individual who was previously an active employee of any entity stated below immediately prior to the date stated with respect to such entity shall receive service credit for purposes of eligibility under the Plan for such individual’s most recent continuous period of service with such applicable entity:

1. Cartika Medical, Inc. (“Cartika”) – September 2, 2016

2. Vascular Solutions, Inc. (“VSI”) – April 1, 2017

3. NeoTract, Inc. (“NeoTract”) – January 1, 2018

4. Essential Medical, Inc. (“Essential Medical”) – January 1, 2019

5. IWG High Performance Conductors (“HPC”) – May 1, 2020

6. Z-Medica, LLC (“Z-Medica”) – April 1, 2021

7. Standard Bariatrics, Inc. (“SBI”) – January 1, 2023

8. Palette Life Sciences AB (“Palette”) – January 1, 2024”

3.    The second sentence of Section 3.01 of the Plan, “Individual Accounts,” is hereby amended to read as follows (with any revision shown in italics), effective as of January 1, 2025:

“Each Account shall be divided into separate subaccounts, as applicable, for “Elective Deferral Contributions,” “Catch-Up Contributions,” “Roth Elective Deferral Contributions,” “Non-Safe Harbor Matching Contributions,” “Safe Harbor Matching Contributions”, “Additional Matching Contributions,” “Profit Sharing Contributions.,” and “Safe Harbor Non-Elective Contributions.”

4.    The sixth sentence of subsection C.1. of Section 3.02 of the Plan, “Participant Contributions,” is hereby amended in its entirety to read as follows (with any revision shown in italics), effective as of January 1, 2025:

“The Elective Deferral Contributions made pursuant to Article III, along with the Safe Harbor Matching Contributions made pursuant to Section 3.05.B., and Safe Harbor Non-Elective Contributions made pursuant to Section 3.09., are intended to satisfy the requirements to be a qualified automatic contribution arrangement within the meaning of Code Section 401(k)(13) and, with the Safe Harbor Matching Contributions made pursuant to Section 3.05.B., Code Section 401(m)(12), and the Treasury Regulations and other guidance issued thereunder.”

5.    Subsection A. of Section 3.05 of the Plan, “Non-Safe Harbor Matching Contributions,” is hereby amended in its entirety, effective as of January 1, 2025:

“A.    Non-Safe Harbor Matching Contributions. The Employer may contribute to the Account of each eligible Participant employed by it “Non-Safe Harbor Matching Contributions” in an amount determined by the Employer from time to time in its discretion, subject to the approval of the Committee. The Non-Safe Harbor Matching Contributions shall be an amount (when added to forfeitures of Matching Contributions that are reallocated pursuant to Appendix F.05) that does not exceed:

1. A percentage, elected by each Employer, of such Participant’s Elective Deferral Contributions made under Section 3.02, minus

2. The fair market value of ESOP Stock allocated to the Accounts of such Participants under Section 3.17 (Matching Contributions-ESOP Stock Allocation).

The discretionary Non-Safe Harbor Matching Contribution amounts or rates of contribution in any year may vary, in the Employer’s discretion and among Employers or divisions, subject to the approval of the Committee, and the discretionary amounts so contributed shall be allocated among the eligible Participants of such Employers or divisions. However, the rate of the Non-Safe Harbor Matching Contribution shall not increase as the rate of a Participant’s Elective Deferral Contributions increase. Further, the Non-Safe Harbor Matching Contributions made for any eligible Highly Compensated Employee at any rate of Elective Deferral Contributions cannot be greater than that for any eligible Non-highly Compensated Employee who makes Elective Deferral Contributions at the same rate. In addition, Non-Safe Harbor Matching Contributions will be made only with respect to a Participant’s Elective Deferrals Contributions that do not exceed 6% of the Participant’s Compensation, the rate of Non-Safe Harbor Matching Contributions shall be uniform on all Elective Deferral Contributions that are eligible for the Non-Safe Harbor Matching Contributions, and the maximum Non-Safe Harbor Matching Contribution that may be allocated to any Participant for a Plan Year may not exceed 4% of the Participant’s Compensation for that Plan Year.

Whenever different levels of Non-Safe Harbor Matching Contributions are provided for the Plan Year on behalf of different Employers or divisions, the Plan Administrator shall notify the Trustee, in writing, of the amount of the contribution allocable to each group for allocation to the eligible Participants employed within each such group. Each level of Non-Safe Harbor Matching Contribution for a Plan Year is also required to satisfy Code Section 401(a)(4).”

6.    Subsection B. of Section 3.05 of the Plan, “Safe Harbor Matching Contributions,” is hereby amended in its entirety to read as follows (with any revision shown in italics), effective as of January 1, 2025:

“B.    Safe Harbor Matching Contributions. Effective January 1, 2025, Safe Harbor Matching Contributions shall not be made to the Plan pursuant to this Section 3.05.B. for Plan Years beginning on or after January 1, 2025. Prior to January 1, 2025, except any Employer that is designated by the Committee as a separate line of business and authorized by the Committee to make a different Matching Contribution or to the extent not required by the terms of a collective bargaining agreement, the Employer will contribute Safe Harbor Matching Contributions to the Account of each Participant employed by it in an amount equal to 100% of a Participant’s Elective Deferral Contributions up to 5% of the Participant’s Compensation. The Safe Harbor Matching Contributions made pursuant to this Section 3.05.B. are intended to satisfy the matching contribution requirement in Code Section 401(k)(13)(D) for the Plan to be a qualified automatic contribution arrangement.

Notwithstanding any provision of Section 3.05.B. to the contrary, the Employer reserves the right to reduce or suspend future Safe Harbor Matching Contributions at any time provided the procedures for implementing such suspensions are consistent with the Treasury Regulations. ”

7.    The last sentence of Section 3.07 of the Plan, “Profit Sharing Contributions,” is hereby amended in its entirety to read as follows (with any revision shown in italics), effective as of January 1, 2024:

“Except for Profit Sharing Contributions funded with assets in the QRP Suspense Account, all Profit Sharing Contributions are conditioned on their deductibility under the Code and shall be returned to the applicable Employer if determined to be nondeductible, as provided in Section 3.15. Notwithstanding any provision of this Section 3.07 to the contrary, the amount of the Profit Sharing Contribution for the Plan Year beginning January 1, 2024 shall be one-seventh (1/7th) of the total amount transferred from the Teleflex Incorporated Retirement Income Plan to the QRP Suspense Account during 2024.”

8.    Subsection A (“Method of Allocation”) and the first paragraph of Subsection B (“Accrual of Benefit”) of Section 3.08 of the Plan, “Profit Sharing Contribution Allocation and Accrual of Benefits,” are hereby amended in their entirety to read as follows (with any revision shown in italics), effective as of January 1, 2024:

“Section 3.08 PROFIT SHARING CONTRIBUTION ALLOCATION AND ACCRUAL OF BENEFIT.

A.    Method of Allocation. Subject to Appendix F and any restoration allocation required under Section 4.04, the Plan Administrator shall allocate and credit to the Account of each Participant who satisfies the conditions of Section 3.08.B., a percentage of the Profit Sharing Contribution, if any, made pursuant to Section 3.07 for a Plan Year that is allocable to Participants of the applicable Employer in the ratio that the sum of the Participant’s total Compensation for the Plan Year bears to the sum of all such Participants’ total Compensation for the Plan Year. Notwithstanding the foregoing, effective with respect to and only for the Plan Year beginning January 1, 2024, the method of allocation pursuant to this Section 3.08.A. shall be based on a uniform dollar amount (per capita) to each eligible Participant of the Employer.

B.    Accrual of Benefit. The Plan Administrator shall determine the accrual of a Participant's benefit on the basis of the Plan Year. Although contributions may be made at other times (and therefore credited to Accounts at such other times), the Participant’s status as of the end of the Plan Year for which the Profit Sharing Contribution is made shall determine his entitlement to share in an allocation of such Profit Sharing Contribution, regardless of when credited to his Account; provided, however, the Participant’s status as of December 1, 2024 shall determine his entitlement to share in an allocation of a Profit Sharing Contribution for the Plan Year ending December 31, 2024, if any, regardless of when credited to his Account. To the extent applicable, in allocating any Profit Sharing Contributions to a Participant’s Account, the Plan Administrator, subject to Section 11.01, shall take into account only Compensation paid to the Employee during the portion of the Plan Year during which the Employee was a Participant. However, except as provided otherwise in an Appendix and for the Plan Year ending December 31, 2024, the Plan Administrator shall not allocate any portion of a Profit Sharing Contribution for a Plan Year to the Account of any Participant if such Participant is not employed by the applicable Employer on the last day of that Plan Year. Notwithstanding the foregoing, the Plan Administrator shall not allocate any portion of the Profit Sharing Contribution for the Plan Year ending December 31, 2024, if any, to the Account of any Participant if such Participant is not employed by the applicable Employer on December 1, 2024.”

9.    The current Section 3.09, “After-Tax Contributions,” is hereby moved to be new Section 3.21, and new Section 3.09, “Safe Harbor Non-Elective Contributions,” is hereby added to the Plan, effective as of January 1, 2025:

“Section 3.09. SAFE HARBOR NON-ELECTIVE CONTRIBUTION. Each Plan Year beginning on and after January 1, 2025, the Employer shall make a non-elective employer contribution on behalf of each of its Eligible Employees who are Participants for the Plan Year, regardless of whether a Participant makes Elective Deferral Contributions, Catch-Up Contributions, or Roth Elective Deferral Contribution to the Plan. This contribution shall be referred to as a “Safe Harbor Non-Elective Contribution.” The amount of the Safe Harbor Non-Elective Contribution shall equal 3% of each Participant’s Compensation paid to the Participant by the Employer during the portion of the Plan Year in which he was a Participant and shall be allocated accordingly. The Employer shall make Safe Harbor Non-Elective Contributions on behalf of all of its Eligible Employees who are Participants for the Plan Year, regardless of employment status at the end of the Plan Year or completion of any Service requirement.

If the conditions of this Section 3.09 are met for a Plan Year, the Plan will be deemed to have met the Actual Deferral Percentage test set forth in Appendix F.

The Employer will not fail to meet the requirements of this Section merely because it makes Profit Sharing Contributions pursuant to Sections 3.07 and 3.08 in addition to Safe Harbor Non-Elective Contributions.

At least 30 days, but not more than 90 days, before the beginning of the Plan Year, the Employer will provide each Eligible Employee a comprehensive notice of the Employee’s rights and obligations under the Plan, in compliance with the notice requirements set forth in Treasury Regulations Section 1.401(k)-3(d) (as modified to include the information set forth in Treasury Regulations Section 1.401(k)-3(k)(4)) and any additional guidance that may be set forth by the Internal Revenue Service in the future, written in a manner calculated to be understood by the average Eligible Employee. In the case of an Eligible Employee who does not receive the notice prior to the beginning of the Plan Year because the Employee becomes eligible after the notice has been provided for that Plan Year, such Eligible Employee shall be provided the notice no more than 90 days before the Employee becomes eligible and no later than the pay date for the payroll period that includes the date the Employee becomes eligible, or as soon as practicable thereafter.

If the Employer incurs a substantial business hardship, the Employer may reduce or suspend Safe Harbor Non-Elective Contributions during a Plan Year provided the procedures for implementing such reduction or suspension are consistent with the Treasury Regulations and other applicable IRS guidance and the Plan is amended at the time and in the manner required by the Treasury Regulations and other applicable IRS guidance.”

10.    Section 3.11 of the Plan, “Time of Payment of Contributions,” is hereby amended by adding the following new sentence to the end thereof, effective as of January 1, 2024:

“Notwithstanding the foregoing, to the extent that assets in the QRP Suspense Account exist, the Profit Sharing Contributions, if any, and, effective January 1, 2025, Safe Harbor Non-Elective Contributions will be made from the assets in the QRP Suspense Account.”

11.    Subsection A. of Section 3.12 of the Plan, “Form of Payment of Employer Contributions,” is hereby amended by adding the following new sentence to the end thereof, effective as of January 1, 2024:

“Notwithstanding the foregoing, to the extent that assets in the QRP Suspense Account exist, the Profit Sharing Contributions and Safe Harbor Non-Elective Contributions, as applicable, will be made from the assets in the QRP Suspense Account.”

12.    Section 3.13 of the Plan, “Allocation of Forfeitures,” is hereby amended in its entirety to read as follows (with any revision shown in italics), effective as of January 1, 2024:

“Section 3.13 ALLOCATION OF FORFEITURES. Subject to any restoration allocation required under Section 4.04 of the Plan, consistent with prior administration and interpretation of the Plan, the Plan Administrator shall allocate and use the amount of a Participant's benefit forfeited under the Plan to reduce Matching Contributions, Profit Sharing Contributions, Qualified Matching Contributions, Qualified Non-elective Contributions and/or, effective January 1, 2025, Safe Harbor Non-Elective Contributions for a Plan Year if the Employer does not elect to fund the entire amount of such contributions out of its assets and to the extent such Profit Sharing Contributions and Safe Harbor Non-Elective Contributions, if any, are not funded with assets from the QRP Suspense Account. Such forfeitures, if any, shall be used to reduce the contributions of the Employer for whom the Participant was working when the Participant's Severance from Employment which produced the forfeiture occurred. In addition, for any Plan Year, the Plan Administrator may allocate and use the amount of a Participant's benefit forfeited under the Plan in excess of the amount of such forfeiture used to reduce Matching Contributions, Profit Sharing Contributions, Qualified Matching Contributions, Qualified Non-elective Contributions and/or, effective January 1, 2025, Safe Harbor Non-Elective Contributions in accordance with the above, to pay Plan expenses. The Plan Administrator shall continue to hold the undistributed, nonvested portion of the benefit of a Participant who has incurred a Severance from Employment in his Account solely for his benefit until a forfeiture occurs at the time specified in Section 4.03 of the Plan. Notwithstanding the foregoing, effective for Plan Years beginning on and after January 1, 2024, forfeitures shall be used no later than 12 months following the close of the Plan Year in which the forfeitures were incurred under the Plan. Forfeitures incurred during Plan Years that began before January 1, 2024 shall be treated as having been incurred in the Plan Year that began on January 1, 2024. In all events, the Plan shall comply with proposed Treasury Regulation Section 1.401-7, or as such may revised by any subsequent guidance.”

13.    The first sentence of Section 3.15 of the Plan, “Return of Contributions,” is hereby amended in its entirety to read as follows (with any revision shown in italics), effective as of January 1, 2024:

“All contributions to the Plan are conditioned upon their deductibility under the Code except Profit Sharing Contributions and, effective January 1, 2025, Safe Harbor Non-Elective Contributions funded by assets in the QRP Suspense Account.”

14.    Subsection A.2. of Section 4.01 of the Plan, “Vesting,” is hereby amended in its entirety to read as follows (with any revision shown in italics), effective as of January 1, 2024:

“2. Unless otherwise provided in the Plan or in an Appendix hereto, a Participant’s interest in his Non-Safe Harbor Matching Contribution Account attributable to Non-Safe Harbor Matching Contributions made for Plan Years beginning before January 1, 2025 and Plan Years beginning after the end Plan Year in which the assets in the QRP Suspense Account are exhausted, Additional Matching Contribution Account, and Profit Sharing Contribution Account attributable to Profit Sharing Contributions made for Plan Years beginning before January 1, 2024, shall vest in accordance with the following schedule:

Years of Service Vested Percentage

Less than three (3) 0%

Three (3) or more 100%”

15.    Subsection A.3. of Section 4.01 of the Plan, “Vesting,” is hereby amended in its entirety to read as follows (with any revision shown in italics), effective as of January 1, 2024:

“3.    The interest of a Participant in his or her Safe Harbor Matching Contribution Account, Safe Harbor Non-Elective Contribution Account, Profit Sharing Contribution Account attributable to Profit Sharing Contributions made for Plan Years beginning on and after January 1, 2024, and Non-Safe Harbor Matching Contribution Account attributable to Non-Safe Harbor Matching Contributions made for Plan Years beginning on and after January 1, 2025 through the end Plan Year in which the assets in the QRP Suspense Account are exhausted shall vest in accordance with the following schedule:

Years of Service Vested Percentage

Less than two (2) 0%

Two (2) or more 100%”

16.    Subsection A.5. of Section 4.01 of the Plan, “Vesting,” is hereby amended in its entirety to read as follows (with any revision shown in italics), effective as of January 1, 2025:

“3.    In addition to the above, a Participant’s interest in his or her Non-Safe Harbor Matching Contribution Account, Safe Harbor Matching Contribution Account, Additional Matching Contribution Account, Safe Harbor Non-Elective Contribution Account and Profit Sharing Contribution Account shall be fully vested if, while employed by the Employer, he reaches his or her Normal Retirement Date, dies or sustains a Disability.”

17.    Subsection B. of Section 4.01 of the Plan, “Vesting,” is hereby amended in its entirety to read as follows (with any revision shown in italics), effective as of January 1, 2024:

“B.    Vesting — Special Rules with Respect to Acquired Entities. Each individual who was previously an active employee of any entity stated below immediately prior to the date stated with respect to such entity shall receive service credit for purposes of vesting under the Plan for such individual’s most recent continuous period of service with such applicable entity:

1. Essential Medical – January 1, 2019

2. HPC – May 1, 2020

3. Z-Medica – April 1, 2021

4. SBI – January 1, 2023

5. Palette – January 1, 2024”

18.    The last sentence of the first paragraph of Section 4.02 of the Plan, “Included Years of Service – Vesting,” is hereby amended in its entirety to read as follows (with any revision shown in italics), effective as of January 1, 2025:

“This exception excluding Years of Service after a Forfeiture Break-in-Service shall apply for the sole purpose of determining the Nonforfeitable percentage of a Participant’s Non-Safe Harbor Matching Contribution Account, Safe Harbor Matching Contribution Account, Additional Matching Contribution Account, Profit Sharing Contribution Account, and Safe Harbor Non-Elective Contributions Account that accrued for his benefit prior to the Forfeiture Break-in-Service.”

19.    Section 4.03 of the Plan, “Forfeiture Occurs,” is amended by replacing all references to “Safe Harbor Matching Contribution Account” with “Safe Harbor Matching Contribution Account, Safe Harbor Non-Elective Contribution Account,” effective January 1, 2025.

20.    Section 4.04 of the Plan, “Restoration of Forfeited Portion of Account,” is amended by replacing the reference to “Safe Harbor Matching Contribution Account” with “Safe Harbor Matching Contribution Account, Safe Harbor Non-Elective Contribution Account,” effective January 1, 2025.

21.    Section 5.02 of the Plan, “Distribution Upon Severance from Employment Prior to Normal Retirement Date,” is hereby amended by changing all references to “$5,000” therein to “$7,000,” effective as of January 1, 2024.

22.    Section 5.03 of the Plan, “Time of Distribution of Account Balance,” is hereby amended by changing all references to “$5,000” therein to read “$7,000 ($5,000, prior January 1, 2024),” effective as of January 1, 2024.

23.    Subsection B. of 5.04 of the Plan, “Distributions Upon Death,” is hereby amended by changing the reference to “$5,000” therein to read “$7,000 ($5,000, prior January 1, 2024),” effective as of January 1, 2024.

24.    Section 5.08 of the Plan, “Form of Benefit Payments,” is hereby amended by changing all references to “$5,000” therein to read “$7,000 ($5,000, prior January 1, 2024),” effective as of January 1, 2024.

25.    The first paragraph of Section 5.10 of the Plan, “Minimum Distributions Requirements,” is hereby amended by adding the following new sentences to the end thereof, effective as of January 1, 2024.”

“Effective as of January 1, 2024, prior to a Participant’s death, the Participant’s Account balance for purposes of this Section does not include the Participant’s Roth Elective Deferral Contribution Account.”

26.    Subsection B.1. of Section 5.10 of the Plan, “Minimum Distributions Requirements,” is hereby amended in its entirety to read as follows (with any revision shown in italics), effective as of January 1, 2024.”

“1.    Required Beginning Date. The Participant’s entire interest except, effective January 1, 2024, his or her Roth Elective Deferral Contribution Account, will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date. Effective January 1, 2024, except as provided in Sections 5.02, 5.02, 5.08, prior to a Participant’s death, the Participant’s Roth Elective Deferral Contribution Account will not be distributed without the Participant’s consent.”

27.    Section 5.15 of the Plan, “Distributions Under Domestic Relations Orders,” is hereby amended by changing the reference to “$5,000” therein to read “$7,000 ($5,000, prior to January 1, 2024),” effective as of January 1, 2024.

28.    Subsection B.3. of Section 6.01 of the Plan, “Hardship Withdrawals,” is hereby amended in its entirety to read as follows (with any revision shown in italics and deleted text), effective as of January 1, 2023:

“3.    The ~~need cannot be satisfied~~ Participant has no alternative means reasonably available to satisfy the need including through reimbursement, compensation by insurance, liquidation of the Participant’s assets, or the cessation of Elective Deferral Contributions.”

29.    Subsection C. of Section 6.01 of the Plan, “Hardship Withdrawals,” is hereby amended in its entirety to read as follows (with any revision shown in italics and deleted text), effective as of January 1, 2023:

“C.    The Participant must certify ~~represent~~ in writing (including by using an electronic medium as defined in Treasury Regulations Section 1.401(a)-21(e)(3)), or in such other forms as may be ~~legally~~ prescribed by the IRS, that: (i) the requested distribution is on account of one or more of the conditions arising under the circumstances set forth in Section 6.01.A.; and (ii) the requirements in Section 6.01.B. are satisfied. The existence of the financial hardship will be determined by the Plan Administrator and the Plan Administrator may rely on the Participant’s ~~representations unless the Plan Administrator has actual knowledge to the contrary~~ certification that satisfies the requirements above for purposes of such determination, except to the extent Treasury Regulations or other IRS guidance require that the Plan Administrator have no actual knowledge to the contrary of the Participant’s certification and the Plan Administrator has such actual knowledge. Spousal consent for a hardship distribution under this Section 6.01 is not required. If a Participant’s application for a hardship withdrawal is approved, the Trustee shall make payment of the approved amount of the hardship withdrawal to the Participant.”

30.    Section 10.14 of the Plan, “Separate Account,” is amended by replacing the reference to “Safe Harbor Matching Contribution Account” with “Safe Harbor Matching Contribution Account, Safe Harbor Non-Elective Contribution Account,” effective January 1, 2025.

31.    The following new Section 10.20, “Qualified Replacement Plan Suspense Account,” is hereby added to the Plan, effective as of January 1, 2024:

“Section 10.20 QUALIFIED REPLACEMENT PLAN SUSPENSE ACCOUNT. The Plan is a “qualified replacement plan” as defined in Code Section 4980(d). The Trust Fund shall contain a qualified replacement plan suspense account (the “QRP Suspense Account”) consisting of the excess assets transferred from the Teleflex Incorporated Retirement Income Plan in accordance with Code Section 4980(d)(2). The assets in the QRP Suspense Account shall be used to fund the Employer’s Profit Sharing Contributions and, effective January 1, 2025, Safe Harbor Non-Elective Contributions under the Plan and shall be allocated to Plan participants in accordance with the requirements of

Code Section 4980(d)(2)(C)(i)(II). In addition, the Company may make a settlor decision to use assets in the QRP Suspense Account to pay reasonable administrative expenses of the Plan as part of an allocation under Code Section 4980(d)(2)(C)(i)(II).”

32.    Section 13.08 of the Plan, “Termination,” is hereby amended by changing all references to “$5,000” therein to “$7,000 ($5,000, prior to January 1, 2024),” effective as of January 1, 2024.

33.    Appendix D to the Plan, “Participating Employers” is hereby amended in its entirety to read as follows (with any revision shown in italics), effective as of January 1, 2024:

“TELEFLEX 401(K) SAVINGS PLAN

APPENDIX D

PARTICIPATING EMPLOYERS (as of JANUARY 1, 2024)

•Teleflex Medical Incorporated
•Teleflex LLC
•Arrow International, Inc.
•Arrow Interventional, Inc.
•NeoTract, Inc.
•Palette Life Sciences AB”

34.    The first paragraph of Subsection B (“Actual Deferral Percentage Test”). of Section F.01 of Appendix F to the Plan, “Limitations Applicable to Elective Deferral Contributions,” is hereby amended in its entirety to read as follows (with any revision shown in italics), effective as of January 1, 2025:

“To the extent that a group of Employers that are Related Employers have elected to make Safe Harbor Matching Contributions (i.e., all Employers except those specifically designated by the Committee as a separate line of business) prior to the Plan Year beginning January 1, 2025, and effective for each Plan Year for which the Employer makes Safe Harbor Non-Elective Contributions, the limitations of this Section F.01.B. do not apply. For Plan Years beginning prior to January 1, 2025, this Section F.01.B. shall continue to apply to the portion of the Plan allocable to any group of Employers that are Related Employers that do not elect to make Safe Harbor Matching Contributions. In any Plan Year in which the Actual Deferral Percentage for the group of Highly Compensated Employees, taking into account Employee elections, would be more than the greater of:”

35.    The first paragraph of Section F.04 of Appendix F to the Plan, “Limitations Applicable to Matching Contributions,” is hereby amended in its entirety to read as follows (with any revision shown in italics), effective as of January 1, 2025:

“For a group of Employers that are Related Employers and that elect to make Safe Harbor Matching Contributions prior to January 1, 2025 (i.e., all Employers except those specifically designated by the Committee as a separate line of business), the limitations of this Section F.04 on Matching Contributions shall be met by complying with the requirements of Code Section 401(m)(12) and the applicable Treasury Regulations issued thereunder. For each Plan Year during which the limitation of Section F.01 on Elective Deferral Contributions are met by the Employer making Safe Harbor Non-Elective Contributions, the limitations of this Section F.04 on Non-Safe Harbor Matching Contributions shall be met by complying with the requirements of Code Section 401(m)(11) and the applicable Treasury Regulations issued thereunder. This Section F.04 shall continue to apply to the Matching Contributions of any Employer and its Related Employers that do not elect to make Safe Harbor Matching Contributions except Matching Contributions that are Non-Safe Harbor Matching Contributions made for a Plan Year during which the limitation of Section F.01 on Elective Deferral Contributions are met by the Employer making Safe Harbor Non-Elective Contributions.”

36.    ”Subsection C.1. of Appendix H to the Plan, “Distribution of Amounts Attributable to Transfer from the Hudson Respiratory Care, Inc. Profit Sharing Plan,” is hereby amended by changing the reference to “$5,000” therein to read “$7,000 ($5,000, prior to January 1, 2024),” effective as of January 1, 2024.

37.    All other provisions of the Plan shall remain in full force and effect.

TELEFLEX INCORPORATED

/s/ Cam Hicks
Cam Hicks
Corporate Vice President and Chief Human Resources Officer

Date: December 4, 2024